UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                January 16, 2007
Date of Report (Date of earliest event reported) _____________________________

Inform Worldwide Holdings, Inc.
_____________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Florida      0-29994     20-3379902
___________________________________________________________________________________________
                                        (State or other jurisdiction         (Commission File Number)   (IRS EmployerI dentification No.)
                                            of incorporation)

2501 North Green Valley Parkway, Suite 110, Henderson, NV 89014
___________________________________________________________________________________________
(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code: (702) 317-2300

None
_____________________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Inform Worldwide Holdings, Inc. (the “Company”) filed Articles of Amendment ("Amendment") to its Articles of Incorporation with the Secretary of State of Florida, on January 16, 2007, to establish a new series of preferred stock designated Series C Preferred Stock. The Amendment was approved by unanimous consent of the Board of Directors of the Company on December 26, 2006.

A copy of the Articles of Amendment to Articles of Incorporation is attached as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

3.1	. Articles Of Amendment
.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFORM WORLDWIDE HOLDINGS, INC.
(Registrant)

Date: January 16, 2007        By: /s/ Ashvin Mascarenhas
Ashvin Mascarenhas, Chief Executive Officer